UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2552

Waddell & Reed Advisors Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2008

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Science and Technology Fund

CONTENTS

3	President's Letter
5	Illustration of Fund Expenses
8	Waddell & Reed Advisors Accumulative Fund
26	Waddell & Reed Advisors Core Investment Fund
43	Waddell & Reed Advisors Science and Technology Fund
61	Notes to Financial Statements
73	Report of Independent Registered Public Accounting Firm
74	Income Tax Information
75	Directors and Officers
82	Annual Privacy Notice
84	Proxy Voting Information
85	Quarterly Portfolio Schedule Information
86	Householding Notice
86	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds, Inc. prospectus and current Fund performance information.

President's Letter

      June 30, 2008

DEAR SHAREHOLDER:

A study this past winter by Standard & Poor's found that the U.S. stock market experienced more daily price volatility at the start of calendar year 2008 than at any point in the past seven decades. From our perspective, these do appear to be very challenging times for parts of the U.S. economy. At the same time, however, we are still seeing good long-term global growth, benefiting many American companies, and your investments.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 2008 fiscal year. For the 12 months ended June 30, 2008, the S&P 500 Index fell 13.13 percent while the Lehman Brothers Aggregate Bond Index rose 7.13 percent.

We are grateful for your confidence in our long-term ability to manage your assets. This is a challenging time. Many economic negatives are on America's front porch: a level of price weakness and foreclosure activity in U.S. housing markets not seen since the 1930s; a global credit crunch driven by an implosion of the subprime mortgage market; a U.S. dollar that is worth much less than just a few years ago; record-setting energy and food prices; and the strong probability of a recession this year.

The positives are more subtle: exports are strong; farmers are enjoying great prices for grain. Alternative energy and related technologies such as solar and wind power are booming. Tourists are flocking to our shores to take advantage of our cheap currency to shop.

Financial conditions such as we have experienced in the first six months of 2008 are unusual, but they are not unprecedented. In fact, after the Panic of 1907 involving a Wall Street bank that speculated on copper, Congress created the Federal Reserve. It will be important for the Fed to strike the right balance between keeping inflation in check and providing sufficient liquidity for financially sound businesses to help lead the U.S. economy on a path to recovery.

Today, for many people it is more difficult to buy a home or expand a consumer-focused business than it was just a year ago. As shown in the Economic Snapshot table on page four, the U.S. economy at June 30, 2008 is not in as good a shape as it was 12 months earlier. Oil prices have nearly doubled. Inflation is at the highest level since 1991 while the nation's unemployment rate is also higher. Economic growth is weak.

Economic Snapshot
	6-30-2008	6-30-2007

U.S. unemployment rate	5.50%	4.50%
Inflation (U.S. Consumer Price Index)	5.00%	2.70%
U.S. GDP	1.90%	3.40%
30-year fixed mortgage rate	6.45%	6.63%
Oil price per barrel	$140.00	$70.68

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As we look ahead, we believe that the investing and economic climate will improve in time. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored.

Our commitment

We believe that maintaining a well-rounded portfolio and prudent financial planning are essential elements for securing your long-term financial future. As investment managers since 1937, our organization has always been mindful that we are managing other people's money.

In this uncertain environment, we believe a very strong effort to manage risk takes precedence over the desire to maximize capital appreciation. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Funds, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2008.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Accumulative Fund Expenses
For the Six Months Ended June 30, 2008	Beginning Account Value 12-31-07	Ending Account Value 6-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$920.20	1.10%	$5.28
Class B	1,000	915.20	2.14	10.15
Class C	1,000	915.70	2.08	9.96
Class Y	1,000	921.50	0.85	4.04
Based on 5% Return(2)
Class A	$1,000	$1,019.37	1.10%	$5.55
Class B	1,000	1,014.22	2.14	10.68
Class C	1,000	1,014.51	2.08	10.48
Class Y	1,000	1,020.65	0.85	4.24

Core Investment Fund Expenses
For the Six Months Ended June 30, 2008	Beginning Account Value 12-31-07	Ending Account Value 6-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$922.40	1.08%	$5.19
Class B	1,000	917.50	2.15	10.26
Class C	1,000	917.80	2.07	9.88
Class Y	1,000	923.70	0.79	3.85
Based on 5% Return(2)
Class A	$1,000	$1,019.50	1.08%	$5.45
Class B	1,000	1,014.19	2.15	10.78
Class C	1,000	1,014.55	2.07	10.37
Class Y	1,000	1,020.91	0.79	4.04

See footnotes on page 7.

Science and Technology Fund Expenses
For the Six Months Ended June 30, 2008	Beginning Account Value 12-31-07	Ending Account Value 6-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$928.00	1.33%	$6.36
Class B	1,000	922.80	2.40	11.44
Class C	1,000	924.10	2.35	11.26
Class Y	1,000	929.40	1.01	4.82
Based on 5% Return(2)
Class A	$1,000	$1,018.23	1.33%	$6.66
Class B	1,000	1,012.92	2.40	11.98
Class C	1,000	1,013.15	2.35	11.78
Class Y	1,000	1,019.82	1.01	5.05

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended June 30, 2008, and divided by 366.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of Accumulative Fund

      June 30, 2008

Below, Barry M. Ogden, CFA, CPA, portfolio manager of Waddell & Reed Advisors Accumulative Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2008. Mr. Ogden has managed the Fund for four years and has 13 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

Despite a very difficult market, we were pleased with the Fund's overall relative performance. The Fund fell 5.22 percent (Class A shares at net asset value) for the 12 months ended June 30, 2008. This compares to a 13.13 percent decline in the S&P 500 Index (reflecting the performance of large and medium-size U.S. stocks). The Fund's peer group, the Lipper Multi-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives), declined 12.01 percent for the same period. Please note that the Fund returns include applicable fees and expenses, while index returns do not include any such fees.

A tough end to the fiscal year

Unfortunately, much of the fiscal year proved to be extremely challenging for the broader equity markets amid fears of continued credit market problems, falling home prices, record high energy prices, rising fears of inflation and weakening consumer confidence. The first half of the fiscal year was only down modestly, as investors placed their confidence that Federal Reserve Chairman, Ben Bernanke, would be able to engineer the U.S. economy into a soft landing scenario, with aggressive cuts to the federal funds rate. The broader equity markets held up surprisingly well for the first half of the year, but early in calendar year 2008, it became more evident that the Fed was behind the curve and the credit turmoil and housing debacle was spreading much faster than most had anticipated, and the equity markets came under pressure.

Following a very challenging first quarter of calendar year 2008, the second quarter got off to a quick start, as it appeared that the markets were going to rebound from the Bear Stearns Companies Inc. debacle and subsequent bailout by J.P. Morgan Chase & Co. But by the middle of May, the markets ultimately succumbed to negative factors that, when taken together, were simply too much and the broader markets began to move lower. Despite what seems to be a daily bailout package or backstop commentary from Mr. Bernanke and Treasury Secretary Henry Paulson, the markets continued their march to lower lows and finished the second quarter near its low point for the calendar year and well off its recent highs from back in October 2007. In our view, many of the issues that began to show their teeth during 2007 and into 2008 still exist. We believe that some significant policy adjustments may be needed to help accelerate a recovery. Clearly, in our opinion, the biggest issue the markets are dealing with today is tied to the financial crisis that is spreading very quickly to other brokers, financial institutions, regional banks, and unfortunately is showing no signs of materially getting better. Many of these companies still need to raise more capital and are rapidly trying to improve and de-leverage their own balance sheets. Their willingness and, in some cases, their ability to lend right now is severely limited. In our opinion, we may need to see some signs of stabilization in the financial sector before the markets will be able to move materially higher.

Relative outperformance - several key drivers

Our relative performance can be attributed to multiple factors, with one of the more important drivers being our underweight of the financials, versus the S&P 500 Index, our benchmark index for this fund. Our average exposure to the sector was less than half the weighting of the S&P 500 over the fiscal year, and this positioning contributed more than three relative percentage points to the Fund's total return for the period. We caught some of the negative fallout from the subprime mortgage market collapse, as we held Citigroup Inc., but overall, we were able to avoid much of the credit issues that plagued the group. The other area that helped our performance during the year was our weighting and exposure to energy, which yet again was a strong relative performer. We suspect that the price of energy could move modestly lower over the short term as demand softens, but we remain bullish on energy for the long term, and would anticipate using any sustained weakness to add to our existing positions.

Top 10 Equity Holdings June 30, 2008
Company	Sector

Schlumberger Limited
General Dynamics Corporation
Microsoft Corporation
Exxon Mobil Corporation
Hewlett-Packard Company
Bucyrus International, Inc., Class A
Precision Castparts Corp.
Raytheon Company
CME Group Inc.
Apple Inc.
Energy Technology Technology Energy Technology Business Equipment and Services Capital Goods Technology Financial Services Technology

June 30, 2007
Company	Sector

Exxon Mobil Corporation
Precision Castparts Corp.
Boeing Company (The)
Schlumberger Limited
Microsoft Corporation
Chevron Corporation
General Dynamics Corporation
ConocoPhillips
Hewlett-Packard Company
General Electric Company
Energy Capital Goods Technology Energy Technology Energy Technology Energy Technology Multiple Industry

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

Our industrial stock selection and overweight sector weighting was the second biggest positive factor helping our relative performance. Our best performer in this area this past year was Bucyrus International, Inc., an Ohio-based company that makes mining equipment for such metals as coal, copper and iron ore. Strong commodity price appreciation and continued strength in new order rates helped push the stock to an all time high late in the fiscal year. We suspect demand for their equipment will remain robust for the foreseeable future.

A stock that hurt the Fund's annual results was The Boeing Company, an aerospace and defense contractor that had several setbacks throughout the fiscal year. The two biggest setbacks were tied to an unfortunate delay in their next generation airplane program, the 787 Dreamliner, which has been pushed out several times already. The other issue that plagued this stock was the continued move higher in energy prices and the negative implications this has on their core customers, the airlines. The airlines are faced with the real threat of running out of cash and needing to declare bankruptcy, so you can imagine that ordering a big slug of airplanes might not be prudent, given their current situations. The offset to this will be that older, less fuel efficient aircraft will be retired and replaced over time with newer, more cost effective and fuel efficient aircraft. The company will need to regain investors' confidence with making progress on getting the 787 program up and flying.

Health care was also a sector disappointment for the fiscal year. We had performance success with some biotechnology stocks such as Gilead Sciences, Inc., but three of our 10 worst performers for the period were pharmaceutical companies, namely Merck & Co., Inc., Schering-Plough Corporation and Shire Pharmaceuticals Group plc, ADR, each of which had company specific setbacks that pushed their shares lower.

Our outlook

Whether we're actually in a recession or on the brink of one, most consumers are under extreme pressure currently and are rapidly trying to figure out how best to cope with this ever more challenging environment. Unfortunately, in addition to the lack of credit and higher lending standards highlighted earlier, the consumer is being hit by rising energy prices, now up 100 percent year over year. Any geopolitical tensions or breakdowns would likely cause a spike higher that would further squeeze the consumer. Add to this, food inflation, job losses and it's understandable why consumer confidence is the lowest it's been since the early 1980s. Although the market is down sharply through the end of June, we plan on being patient and will look to opportunistically build new positions or add to existing positions. We feel that adequate diversification during this time period will be paramount to minimizing the downside, should market conditions worsen.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Accumulative Fund, Class A Shares(1)	$15,587
S&P 500 Index	$12,156
Lipper Multi-Cap Core Funds Universe Average	$15,737

		W&R ADVISORS ACCUMULATIVE FUND, CLASS A SHARES	S&P 500 INDEX	LIPPER MULTI-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1998	9,425	10,000	10,000
DEC	1999	11,849	12,107	12,285
DEC	2000	14,237	10,995	12,486
JUNE	2001	12,764	10,260	12,159
JUNE	2002	10,805	8,411	10,437
JUNE	2003	10,017	8,433	10,447
JUNE	2004	11,197	10,045	12,590
JUNE	2005	12,217	10,681	13,585
JUNE	2006	13,295	11,604	14,981
JUNE	2007	16,446	13,993	17,884
JUNE	2008	15,587	12,156	15,737

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-08	-10.67%	-10.04%	-6.13%	- 4.99%
5-year period ended 6-30-08	7.96%	7.90%	8.15%	9.49%
10-year period ended 6-30-08	5.10%	––	––	5.98%
Since inception of Class(3) through 6-30-08	––	4.53%	4.47%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-6-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND

Portfolio Highlights

On June 30, 2008, Waddell & Reed Advisors Accumulative Fund had net assets totaling $1,850,912,350 invested in a diversified portfolio of:

89.77%	Domestic Common Stocks
6.23%	Cash and Cash Equivalents
4.00%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2008, your Fund owned:

Technology Stocks	$22.79
Energy Stocks	$17.14
Capital Goods Stocks	$12.19
Consumer Nondurables Stocks	$7.49
Cash and Cash Equivalents	$6.23
Utilities Stocks	$5.88
Retail Stocks	$5.83
Financial Services Stocks	$5.81
Health Care Stocks	$5.16
Miscellaneous Stocks(1)	$4.98
Raw Materials Stocks	$3.54
Transportation Stocks	$2.96

(1)Includes $2.41 Business Equipment and Services Stocks, $1.34 Consumer Durables Stocks, $0.50 Multiple Industry Stocks and $0.73 Shelter Stocks.

The Investments of Accumulative Fund
June 30, 2008
COMMON STOCKS	Shares	Value

Air Transportation - 1.41%
Southwest Airlines Co.	2,000,000	$26,080,000

Aircraft - 6.39%
Boeing Company (The)	275,000	18,073,000
Raytheon Company	715,000	40,240,200
Rockwell Collins, Inc.	620,000	29,735,200
United Technologies Corporation	490,000	30,233,000
		118,281,400
Apparel - 0.91%
Coach, Inc.*	580,000	16,750,400

Banks - 0.38%
Citigroup Inc.	415,000	6,955,400

Beverages - 3.06%
Coca-Cola Company (The)	575,000	29,888,500
PepsiCo, Inc.	420,000	26,707,800
		56,596,300
Business Equipment and Services - 2.41%
Bucyrus International, Inc., Class A (A)	610,000	44,514,750

Capital Equipment - 6.87%
Chicago Bridge & Iron Company N.V., NY Shares (A)	650,000	25,883,000
Deere & Company	480,000	34,622,400
Foster Wheeler Ltd. (A)*	255,000	18,622,650
Illinois Tool Works Inc.	600,000	28,506,000
Manitowoc Company, Inc. (The)	600,000	19,518,000
		127,152,050
Chemicals - Petroleum and Inorganic - 1.50%
Monsanto Company (A)	220,000	27,816,800

Chemicals - Specialty - 1.56%
Albemarle Corporation	655,000	26,141,050
Scotts Miracle-Gro Company (The)	155,000	2,723,350
		28,864,400
Communications Equipment - 2.65%
Cisco Systems, Inc.*	1,300,000	30,251,000
Nokia Corporation, Series A, ADR	700,000	17,150,000
Nortel Networks Corporation*	198,379	1,630,675
		49,031,675
Computers - Main and Mini - 3.09%
Hewlett-Packard Company	1,295,000	57,251,950

Computers - Micro - 1.95%
Apple Inc. (A)*	215,000	36,004,975

Computers - Peripherals - 4.20%
Adobe Systems Incorporated*	225,000	8,853,750
Microsoft Corporation	2,500,000	68,850,000
		77,703,750
Consumer Electronics - 0.79%
Research In Motion Limited (A)*	125,000	14,618,750

Containers - 0.49%
Pactiv Corporation*	430,000	9,128,900

Defense - 4.05%
DRS Technologies, Inc.	60,000	4,723,200
General Dynamics Corporation	835,000	70,307,000
		75,030,200
Electronic Components - 0.46%
Intel Corporation	400,000	8,594,000

Forest and Paper Products - 0.73%
Sealed Air Corporation	715,000	13,592,150

Health Care - Drugs - 3.53%
Abbott Laboratories	625,000	33,106,250
Merck & Co., Inc.	300,000	11,307,000
Shire Pharmaceuticals Group plc, ADR	425,000	20,895,125
		65,308,375
Health Care - General - 1.50%
DENTSPLY International Inc.	170,000	6,261,950
Hologic, Inc.*	935,000	20,401,700
TomoTherapy Incorporated*	130,000	1,161,550
		27,825,200
Hospital Supply and Management - 0.13%
PSS World Medical, Inc.*	141,900	2,315,099

Household - General - 1.38%
Procter & Gamble Company (The)	420,000	25,540,200

Metal Fabrication - 3.66%
Ladish Co., Inc.*	75,000	1,545,000
Lorillard, Inc.	330,000	22,822,800
Precision Castparts Corp. (A)	450,000	43,366,500
		67,734,300
Motor Vehicles - 0.55%
Honda Motor Co., Ltd., ADR	300,000	10,209,000

Multiple Industry - 0.50%
Altria Group, Inc.	450,000	9,252,000

Non-Residential Construction - 1.66%
Fluor Corporation (A)	165,000	30,703,200

Petroleum - Domestic - 1.68%
Equitable Resources, Inc.	450,000	31,077,000

Petroleum - International - 6.67%
Chevron Corporation	300,000	29,739,000
ConocoPhillips (A)	270,000	25,485,300
Exxon Mobil Corporation	775,000	68,300,750
		123,525,050
Petroleum - Services - 8.79%
Patterson-UTI Energy, Inc. (A)	880,000	31,759,200
Schlumberger Limited (A)	670,000	71,978,100
Smith International, Inc. (A)	325,000	27,020,500
Transocean Inc. (A)	210,000	32,001,900
		162,759,700
Railroad - 1.55%
Union Pacific Corporation	380,000	28,690,000

Restaurants - 3.45%
McDonald's Corporation	630,000	35,418,600
YUM! Brands, Inc.	810,000	28,422,900
		63,841,500
Retail - General Merchandise - 2.38%
Costco Wholesale Corporation	200,000	14,039,000
Kohl's Corporation (A)*	455,000	18,218,200
Target Corporation	255,000	11,854,950
		44,112,150
Security and Commodity Brokers - 5.43%
CME Group Inc.	95,000	36,403,050
Goldman Sachs Group, Inc. (The) (A)	165,000	28,858,500
J.P. Morgan Chase & Co.	375,000	12,866,250
Janus Capital Group Inc.	845,000	22,367,150
		100,494,950
Steel - 0.48%
Allegheny Technologies Incorporated	150,000	8,892,000

Tobacco - 1.65%
Philip Morris International Inc.*	620,000	30,621,800

Utilities - Electric - 4.93%
Allegheny Energy, Inc.	175,000	8,769,250
Exelon Corporation	305,000	27,437,800
Mirant Corporation*	650,000	25,447,500
NRG Energy, Inc.*	690,000	29,601,000
		91,255,550
Utilities - Telephone - 0.95%
NII Holdings, Inc. (A)*	370,000	17,569,450

TOTAL COMMON STOCKS - 93.77%		$1,735,694,374

(Cost: $1,458,383,054)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Anheuser-Busch Companies, Inc.,
2.2%, 7-28-08	$10,000	9,983,500
Archer Daniels Midland Company,
2.27%, 7-8-08	5,000	4,997,793
Colgate-Palmolive Company,
2.15%, 7-30-08	10,000	9,982,681
Danaher Corporation,
2.16%, 7-1-08	10,000	10,000,000
Diageo Capital plc (Diageo plc),
3.15%, 7-1-08	3,089	3,089,000
E.I. du Pont de Nemours and Company,
2.17%, 7-17-08	10,000	9,990,356
PacifiCorp,
2.65%, 7-1-08	11,000	11,000,000
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
2.18%, 8-4-08	8,266	8,248,981
Toyota Motor Credit Corporation,
2.2%, 7-1-08	3,000	3,000,000
Walt Disney Company (The),
2.2%, 7-14-08	7,000	6,994,439
Wisconsin Electric Power Co.,
2.3%, 7-22-08	5,000	4,993,291

TOTAL SHORT-TERM SECURITIES - 4.45%		$82,280,041

(Cost: $82,280,041)

TOTAL INVESTMENT SECURITIES - 98.22%		$1,817,974,415

(Cost: $1,540,663,095)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.78%		32,937,935

NET ASSETS - 100.00%		$1,850,912,350

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Securities serve as cover or partial cover for the following written options outstanding at June 30, 2008. (See Note 6 to Financial Statements.):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Apple Inc.:	540	October/240	$103,679	$71,820
	540	October/250	192,779	43,200
	540	October/260	165,779	29,700
Bucyrus International, Inc.:	3,050	July/70	369,915	1,616,500
	3,050	July/75	219,922	747,250
Chicago Bridge & Iron Company N.V., NY Shares	1,580	October/60	256,575	31,600
ConocoPhillips	540	November/115	113,399	84,240
Fluor Corporation:	1,275	July/190	310,552	624,750
	220	July/200	111,539	39,600
	255	October/250	103,262	52,275
Foster Wheeler Ltd.:	320	August/95	41,232	9,600
	783	November/90	186,322	274,050
	735	November/100	207,269	132,300
	612	November/105	136,169	78,030
Kohl's Corporation	860	October/65	67,888	8,600
Monsanto Company:	287	July/165	46,889	1,435
	362	October/180	102,083	43,440
	715	October/185	214,549	71,500
	355	October/190	87,425	26,625
NII Holdings, Inc.:	1,725	September/50	366,799	586,500
	1,725	September/60	185,678	138,000
Patterson-UTI Energy, Inc.:	2,200	August/35	135,843	682,000
	880	November/37.5	74,354	308,000
	1,760	November/40	276,318	448,800
	1,760	November/45	184,922	220,000
Precision Castparts Corp.	420	September/155	55,893	2,100
Research In Motion Limited:	625	September/175	175,337	25,000
	275	September/180	85,152	9,350
Schlumberger Limited:	1,548	August/125	152,183	139,320
	1,420	November/130	395,042	482,800
Smith International, Inc.:	487	October/100	71,589	118,097
	520	October/105	87,566	84,500
	560	October/110	73,920	58,800
Transocean Inc.:	574	August/185	84,377	57,400
	715	November/200	206,289	235,950
	487	November/210	137,333	91,313

			$5,785,822	$7,674,445

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

Apple Inc.:	1,047	July/150	$130,943	$125,640
	540	October/130	165,266	183,600
	749	October/140	278,843	400,715
Fluor Corporation	514	October/150	255,457	262,140
Foster Wheeler Ltd.:	956	August/55	97,665	38,240
	735	August/60	89,670	73,500
Goldman Sachs Group, Inc. (The)	286	July/150	53,096	37,180
Kohl's Corporation	860	July/40	60,079	146,200
Monsanto Company:	615	July/105	89,304	23,370
	352	October/100	85,184	126,720
NII Holdings, Inc.	740	September/40	79,180	111,000
Research In Motion Limited:	275	July/100	35,200	15,950
	845	July/115	161,629	333,775
Schlumberger Limited	774	August/80	76,138	19,350
Smith International, Inc.	650	October/60	66,877	53,625
Transocean Inc.:	336	August/120	62,832	15,960
	326	August/125	65,852	27,710

			$1,853,215	$1,994,675

See Note 1 to Financial Statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to Financial Statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ACCUMULATIVE FUND
      June 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,540,663) (Notes 1 and 3)	$1,817,974
Receivables:
Investment securities sold	46,893
Dividends and interest	1,563
Fund shares sold	1,544
Prepaid and other assets	85

Total assets	1,868,059

LIABILITIES
Outstanding written options at market (premium received - $7,639) (Note 6)	9,669
Payable to Fund shareholders	4,074
Payable for investment securities purchased	2,325
Accrued distribution and service fees (Note 2)	386
Accrued shareholder servicing (Note 2)	331
Due to custodian	80
Accrued management fee (Note 2)	33
Accrued accounting services fee (Note 2)	22
Other	227

Total liabilities	17,147

Total net assets	$1,850,912

NET ASSETS
$1.00 par value capital stock:
Capital stock	$232,903
Additional paid-in capital	1,492,029
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,176
Accumulated undistributed net realized loss on investment transactions	(150,477)
Net unrealized appreciation in value of investments	275,281

Net assets applicable to outstanding units of capital	$1,850,912

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.96
Class B	$7.46
Class C	$7.50
Class Y	$7.99
Capital shares outstanding:
Class A	224,291
Class B	6,177
Class C	1,788
Class Y	647
Capital shares authorized	675,000

See Notes to Financial Statements.

Statement of Operations
      ACCUMULATIVE FUND
      For the Fiscal Year Ended June 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $179)	$25,711
Interest and amortization	1,536

Total income	27,247

Expenses (Note 2):
Investment management fee	13,372
Distribution and service fees:
Class A	4,468
Class B	538
Class C	159
Shareholder servicing:
Class A	3,144
Class B	227
Class C	59
Class Y	9
Accounting services fee	260
Custodian fees	73
Legal fees	40
Audit fees	20
Other	366

Total	22,735
Less expenses in excess of limit (Notes 2 and 9)	(495)

Total expenses	22,240

Net investment income	5,007

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	108,575
Realized net gain on written options	923

Realized net gain on investments	109,498

Unrealized depreciation in value of securities during the period	(214,775)
Unrealized depreciation in value of written options during the period	(2,030)

Unrealized depreciation in value of investments during the period	(216,805)

Net loss on investments	(107,307)

Net decrease in net assets resulting from operations	$(102,300)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ACCUMULATIVE FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,007	$7,071
Realized net gain on investments	109,498	241,052
Unrealized appreciation (depreciation)	(216,805)	177,783

Net increase (decrease) in net assets resulting from operations	(102,300)	425,906

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(5,058)	(6,734)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(21)	(42)
Realized gains on investment transactions:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)

	(5,079)	(6,776)

Capital share transactions (Note 5)	(119,465)	(302,378)

Total increase (decrease)	(226,844)	116,752
NET ASSETS
Beginning of period	2,077,756	1,961,004

End of period	$1,850,912	$2,077,756

Accumulated undistributed net investment income	$1,176	$1,248

(1)See "Financial Highlights" on pages 22 - 25.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$8.42	$6.83	$6.28		$5.79		$5.19

Income (loss) from investment operations:
Net investment income	0.02	0.03	0.01		0.04		0.01
Net realized and unrealized gain (loss) on investments	(0.46)	1.59	0.54		0.49		0.60

Total from investment operations	(0.44)	1.62	0.55		0.53		0.61

Less distributions from:
Net investment income	(0.02)	(0.03)	(0.00	)*	(0.04)		(0.01)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.02)	(0.03)	(0.00	)*	(0.04)		(0.01)

Net asset value, end of period	$7.96	$8.42	$6.83		$6.28		$5.79

Total return(1)	-5.22%	23.70%		8.82%		9.11%	11.78%
Net assets, end of period (in millions)	$1,786	$1,995	$1,879		$1,895		$1,971
Ratio of expenses to average net assets including expense waiver	1.08%	1.11%		1.14%		1.16%	1.17%
Ratio of net investment income to average net assets including expense waiver	0.29%	0.39%		0.17%		0.62%	0.23%
Ratio of expenses to average net assets excluding expense waiver	1.11%	1.13%	1.14	%(2)	1.16	%(2)	1.17	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.26%	0.37%	0.17	%(2)	0.62	%(2)	0.23	%(2)
Portfolio turnover rate	62%	67%		39%		68%	483%

*Not shown due to rounding.

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$7.95	$6.49	$6.03		$5.59		$5.06

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.10)	(0.08)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.35)	1.56	0.54		0.48		0.57

Total from investment operations	(0.49)	1.46	0.46		0.44		0.53

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Net asset value, end of period	$7.46	$7.95	$6.49		$6.03		$5.59

Total return	-6.29%	22.50%	7.63%		7.87%		10.47%
Net assets, end of period (in millions)	$46	$60	$59		$61		$63
Ratio of expenses to average net assets including expense waiver	2.11%	2.16%	2.21%		2.28%		2.30%
Ratio of net investment loss to average net assets including expense waiver	-0.73%	-0.65%	-0.91%		-0.50%		-0.90%
Ratio of expenses to average net assets excluding expense waiver	2.14%	2.18%	2.21	%(1)	2.28	%(1)	2.30	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.76%	-0.67%	-0.91	%(1)	-0.50	%(1)	-0.90	%(1)
Portfolio turnover rate	62%	67%	39%		68%		483%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$7.99	$6.52	$6.06		$5.61		$5.07

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.09)	(0.06)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.36)	1.56	0.52		0.49		0.58

Total from investment operations	(0.49)	1.47	0.46		0.45		0.54

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Net asset value, end of period	$7.50	$7.99	$6.52		$6.06		$5.61

Total return	-6.13%	22.55%	7.59%		8.02%		10.65%
Net assets, end of period (in millions)	$14	$18	$17		$17		$18
Ratio of expenses to average net assets including expense waiver	2.06%	2.11%	2.16%		2.20%		2.16%
Ratio of net investment loss to average net assets including expense waiver	-0.68%	-0.60%	-0.85%		-0.40%		-0.76%
Ratio of expenses to average net assets excluding expense waiver	2.09%	2.13%	2.16	%(1)	2.20	%(1)	2.16	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.71%	-0.62%	-0.85	%(1)	-0.40	%(1)	-0.76	%(1)
Portfolio turnover rate	62%	67%	39%		68%		483%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      ACCUMULATIVE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$8.43	$6.85	$6.29		$5.79		$5.20

Income (loss) from investment operations:
Net investment income	0.04	0.05	0.03		0.06		0.03
Net realized and unrealized gain (loss) on investments	(0.45)	1.59	0.54		0.49		0.59

Total from investment operations	(0.41)	1.64	0.57		0.55		0.62

Less distributions from:
Net investment income	(0.03)	(0.06)	(0.01)		(0.05)		(0.03)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.03)	(0.06)	(0.01)		(0.05)		(0.03)

Net asset value, end of period	$7.99	$8.43	$6.85		$6.29		$5.79

Total return	-4.99%	23.93%	9.13%		9.44%		11.90%
Net assets, end of period (in millions)	$5	$5	$6		$6		$6
Ratio of expenses to average net assets including expense waiver	0.85%	0.86%	0.87%		0.88%		0.87%
Ratio of net investment income to average net assets including expense waiver	0.53%	0.65%	0.43%		0.88%		0.53%
Ratio of expenses to average net assets excluding expense waiver	0.88%	0.88%	0.87	%(1)	0.88	%(1)	0.87	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.50%	0.63%	0.43	%(1)	0.88	%(1)	0.53	%(1)
Portfolio turnover rate	62%	67%	39%		68%		483%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Managers' Discussion of Core Investment Fund

      June 30, 2008

Below, Gustaf C. Zinn, CFA, and Erik R. Becker, CFA, portfolio managers of Waddell & Reed Advisors Core Investment Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2008. Mr. Zinn and Mr. Becker each have managed the Fund for two years; both have nine years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund fell 2.61 percent (Class A shares at net asset value) for the 12 months ended June 30, 2008, better than its benchmark and its peer group. The S&P 500 Index (reflecting the performance of large and medium-size U.S. stocks) fell 13.13 percent, while the Lipper Large-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives) declined 12.38 percent for the same period. Please note that the Fund returns include applicable fees and expenses while index returns do not include any such fees.

Sector positioning was critical

The story of the fiscal year can be told in the wildly divergent sector performance. While the annual market averages were negative on the year, our sector positioning was the most critical performance factor. Energy, materials, utilities and consumer staples all posted positive absolute performance led by energy up 25 percent on the year. The financials and consumer discretionary sectors were the standout underperformers declining 42 percent and 27 percent respectively. The Fund benefited significantly from an underweighting of the financials sector. Our performance was mostly attributable to positive stock selection, complemented by positive sector selection. The Fund's three best-performing stocks for the year were Monsanto Company, Apple Inc. and Weatherford International Ltd., while the three worst-performing stocks for the year were Ambac Financial Group, Inc., Fannie Mae and Ford Motor Company.

Fed appeared to be behind the curve

In the past 12 months we have seen a dramatic downward shift in the U.S. economic outlook. What started as rising delinquencies for subprime mortgages led to a full blown credit crisis and likely recession. At the beginning of 2007, U.S. GDP growth for calendar 2008 was expected to be three percent while today an estimate below one percent looks plausible. The Federal Reserve recently addressed calendar second half 2007 criticism that they were "behind the curve" with a series of actions. In an unprecedented timeframe, the federal funds rate was reduced 225 basis points during the first half of 2008. Starting with an emergency reduction of 75 basis points on January 22nd, the Federal Reserve continued with an additional 150 basis points. While lower rates are aimed to help improve the economy over time, additional actions were necessary to try and more immediately improve the lack of confidence resulting in a spreading credit crunch. The Federal Reserve began a series of activities with this goal in mind, whereby they would lend money against a broadening set of collateral. The main message by the Federal Reserve was that if they were willing to accept this collateral then others should as well and confidence should improve amongst market participants.

As if this wasn't enough, it culminated in the Federal Reserve backstopping the emergency purchase of The Bear Stearns Companies Inc. by J.P. Morgan Chase & Co. Following the Bear Stearns deal, in another unprecedented move, the Federal Reserve allowed noncommercial banks such as investment banks to borrow directly from the Federal Reserve. This was another attempt at accepting an expanding set of collateral from now a broader group of players.

It has also become increasingly evident over the past year that the U.S. consumer has met a day of reckoning. Accelerating home price declines, a deteriorating job market and elevated food and energy prices have all contributed to a fall in consumer confidence measures to 16-year lows. With consumer spending representing 70 percent of the U.S. economy, U.S. GDP growth appears set to remain subdued at best. One small bright spot is a more stable manufacturing sector helped by stronger international demand and a weaker dollar.

Top 10 Equity Holdings June 30, 2008
Company	Sector

Deere & Company
General Dynamics Corporation
Hewlett-Packard Company
Charles Schwab Corporation (The)
Exxon Mobil Corporation
Coca-Cola Company (The)
Weatherford International Ltd.
Monsanto Company
Schlumberger Limited
Union Pacific Corporation
Capital Goods Technology Technology Financial Services Energy Consumer Non-Durables Energy Raw Materials Energy Transportation

June 30, 2007
Company	Sector

Boeing Company (The)
Deere & Company
General Dynamics Corporation
Hewlett-Packard Company
Ford Motor Company
Abbott Laboratories
J.P. Morgan Chase & Co.
Exxon Mobil Corporation
UBS AG
Prudential Financial, Inc.
Technology Capital Goods Technology Technology Consumer Durables Health Care Financial Services Energy Financial Services Financial Services

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

Our outlook

Looking forward, the most critical macroeconomic debates in the market that we are focused on include the pace of declining U.S. home prices, the falling value of the dollar and elevated commodity prices. Behind all of the emergency Fed meetings and capital raises in the U.S. financial sector is the core underlying problem of falling home prices. Falling home prices bring a higher number of households into negative equity positions causing defaults and inventory levels to increase. We believe that this is a spiraling problem for the housing, consumer and financial sectors. Fed chairman Bernanke recently testified that the Federal Reserve cannot fix the housing problems alone and it appears increasingly evident that fiscal help is on the way. And while higher commodity prices have generally benefited the relative performance of the Fund over the last several periods, we feel the status quo of strong equity performance within commodity-related groups versus the remainder of the market may be unsustainable. Primarily due to higher energy and food prices, inflation has accelerated in virtually every major economy around the world. This has led to central banks' (outside the U.S.) efforts to combat inflation through more restrictive monetary policy and, in some cases, currency appreciation. Certain economies in Asia have already begun to see "cracks" develop in the form of higher inflation, unstable currencies and declining equity markets.

Given the current risks to global growth from commodity-induced central bank tightening, we are no longer as sure that many of the economically sensitive holdings will be able to sustain the level of growth investors currently expect. Therefore, we have and will likely continue to moderate position sizes and holdings across a number of areas - particularly within industrials, materials and energy. Our focus always has and always will be uncovering "themes" and individual stocks where we believe the long-term earnings growth is well-underestimated by the marketplace. We believe that the next six to 12 months is likely to present opportunities in more stable growth sectors where earnings are more predictable such as defense, consumer staples and health care. We intend to emphasize companies that we feel are likely to "win" in either a scenario of stubbornly high commodity prices and slow growth or an environment where demand destruction causes commodities to ease. On a longer-term basis, we continue to be very excited about earnings prospects in our key themes of agriculture, energy services and aerospace/defense. Despite this increasingly complex environment, our resources and focus for the upcoming year remain on finding companies with underappreciated long-term earnings power.

The Fund's performance noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Core Investment Fund, Class A Shares(1)	$13,736
S&P 500 Index	$12,156
Lipper Large-Cap Core Funds Universe Average	$12,018

		W&R ADVISORS CORE INVESTMENT FUND, CLASS A SHARES	S&P 500 INDEX	LIPPER LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1998	9,425	10,000	10,000
DEC	1999	10,972	12,107	11,794
DEC	2000	12,031	10,995	11,357
JUNE	2001	10,665	10,260	10,582
JUNE	2002	8,845	8,411	8,752
JUNE	2003	8,417	8,433	8,611
JUNE	2004	9,418	10,045	10,087
JUNE	2005	10,472	10,681	10,664
JUNE	2006	12,157	11,604	11,497
JUNE	2007	14,104	13,993	13,716
JUNE	2008	13,736	12,156	12,018

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-08	-8.21%	-7.03%	-3.66%	-2.35%
5-year period ended 6-30-08	8.99%	8.93%	9.09%	10.61%
10-year period ended 6-30-08	3.74%	––	––	4.64%
Since inception of Class(3) through 6-30-08	––	2.77%	2.81%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND

Portfolio Highlights

On June 30, 2008, Waddell & Reed Advisors Core Investment Fund had net assets totaling $3,663,595,971 invested in a diversified portfolio of:

88.93%	Domestic Common Stocks
9.35%	Cash and Cash Equivalents
1.72%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2008, your Fund owned:

Technology Stocks	$20.65
Energy Stocks	$14.21
Capital Goods Stocks	$10.93
Consumer Nondurables Stocks	$9.93
Cash and Cash Equivalents	$9.35
Financial Services Stocks	$8.99
Raw Materials Stocks	$6.44
Health Care Stocks	$4.62
Utilities Stocks	$4.44
Miscellaneous Stocks(1)	$3.15
Transportation Stocks	$2.88
Multiple Industry Stocks	$2.39
Retail Stocks	$2.02

(1)Includes $1.40 Business Equipment and Services Stocks and $1.75 Consumer Durables Stocks.

The Investments of Core Investment Fund
June 30, 2008
COMMON STOCKS	Shares	Value

Aircraft - 2.75%
Boeing Company (The)	381,500	$25,072,180
Raytheon Company	1,347,400	75,831,672
		100,903,852
Beverages - 5.13%
Coca-Cola Company (The)	2,519,000	130,937,620
Molson Coors Brewing Company, Class B	1,049,000	56,992,170
		187,929,790
Capital Equipment - 7.80%
Deere & Company	2,665,834	192,286,606
Foster Wheeler Ltd.*	558,400	40,779,952
Joy Global Inc.	694,300	52,686,956
		285,753,514
Chemicals - Petroleum and Inorganic - 3.15%
Monsanto Company	912,250	115,344,890

Chemicals - Specialty - 2.21%
Air Products and Chemicals, Inc.	819,150	80,981,169

Communications Equipment - 0.64%
Telefonaktiebolaget LM Ericsson, ADR	2,245,600	23,343,012

Computers - Main and Mini - 5.14%
Hewlett-Packard Company	3,401,400	150,375,894
Xerox Corporation	2,788,800	37,816,128
		188,192,022
Computers - Peripherals - 3.10%
Activision, Inc.*	2,373,400	80,921,073
Adobe Systems Incorporated*	832,800	32,770,680
		113,691,753
Defense - 5.15%
General Dynamics Corporation	2,239,400	188,557,480

Electronic Instruments - 3.87%
Applied Materials, Inc.	3,982,400	76,043,928
Thermo Fisher Scientific Inc.*	1,178,600	65,683,378
		141,727,306
Finance Companies - 1.84%
American Express Company	388,200	14,623,494
Capital One Financial Corporation	1,384,800	52,636,248
		67,259,742
Food and Related - 2.76%
General Mills, Inc.	595,800	36,206,766
Smithfield Foods, Inc.*	291,300	5,791,044
Wm. Wrigley Jr. Company	759,800	59,097,244
		101,095,054
Health Care - Drugs - 2.60%
Abbott Laboratories	753,400	39,907,598
Merck & Co., Inc.	1,467,600	55,313,844
		95,221,442
Health Care - General - 2.02%
Baxter International Inc.	608,500	38,907,490
Becton, Dickinson and Company	433,600	35,251,680
		74,159,170
Metal Fabrication - 2.09%
Lorillard, Inc.	1,109,500	76,733,020

Motor Vehicle Parts - 1.11%
BorgWarner Inc.	919,800	40,820,724

Motor Vehicles - 0.64%
Ford Motor Company*	4,865,501	23,403,060

Multiple Industry - 2.39%
Altria Group, Inc.	4,266,000	87,708,960

Non-Residential Construction - 1.04%
Fluor Corporation	205,900	38,313,872

Petroleum - International - 5.86%
Devon Energy Corporation	631,500	75,881,040
Exxon Mobil Corporation	1,575,740	138,869,966
		214,751,006
Petroleum - Services - 8.35%
Schlumberger Limited	1,007,700	108,257,211
Smith International, Inc.	949,000	78,899,860
Weatherford International Ltd.*	2,393,200	118,678,788
		305,835,859
Railroad - 2.88%
Union Pacific Corporation	1,397,100	105,481,050

Restaurants - 1.49%
YUM! Brands, Inc.	1,553,384	54,508,245

Retail - General Merchandise - 0.53%
Costco Wholesale Corporation	274,400	19,261,508

Security and Commodity Brokers - 7.15%
CME Group Inc.	166,600	63,839,454
Charles Schwab Corporation (The)	6,786,900	139,538,664
J.P. Morgan Chase & Co.	1,709,800	58,663,238
		262,041,356
Steel - 1.08%
Companhia Vale do Rio Doce, ADR	1,101,900	39,470,058

Timesharing and Software - 1.40%
Visa Inc., Class A*	629,600	51,192,776

Tobacco - 2.04%
Philip Morris International Inc.*	1,513,600	74,756,704

Utilities - Electric - 4.44%
Mirant Corporation*	2,467,601	96,606,579
NRG Energy, Inc.*	1,537,700	65,967,330
		162,573,909

TOTAL COMMON STOCKS - 90.65%		$3,321,012,303

(Cost: $2,625,063,067)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Abbott Laboratories,
2.16%, 8-1-08	$10,000	9,981,400
Anheuser-Busch Companies, Inc.,
2.2%, 7-28-08	20,000	19,967,000
Caterpillar Financial Services Corporation,
2.3%, 7-1-08	15,000	15,000,000
Coca-Cola Company (The),
2.15%, 7-10-08	10,000	9,994,625
Colgate-Palmolive Company,
2.15%, 7-30-08	15,000	14,974,021
Danaher Corporation,
2.16%, 7-1-08	10,000	10,000,000
Diageo Capital plc (Diageo plc),
3.15%, 7-1-08	5,775	5,775,000
E.I. du Pont de Nemours and Company:
2.18%, 7-17-08	3,348	3,344,756
2.18%, 8-4-08	8,600	8,582,294
Emerson Electric Co.,
2.16%, 7-7-08	5,000	4,998,200
General Mills, Inc.,
2.75%, 7-9-08	6,000	5,996,333
Hershey Company (The),
2.19%, 7-8-08	20,000	19,991,483
Honeywell International Inc.,
2.23%, 7-16-08	20,000	19,981,417
Kimberly-Clark Worldwide Inc.,
2.24%, 7-28-08	12,000	11,979,840
Nestle Finance International Ltd.:
2.3%, 7-3-08	18,000	17,997,700
2.17%, 7-15-08	5,000	4,995,781
PacifiCorp,
2.65%, 7-1-08	12,000	12,000,000
Pfizer Inc.,
2.16%, 8-4-08	15,600	15,568,176
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
2.2%, 8-4-08	25,000	24,948,056
Shell International Finance B.V. and Royal Dutch Shell plc (Royal Dutch Shell plc),
2.2%, 7-10-08	11,000	10,993,950
Toyota Motor Credit Corporation,
2.2%, 7-1-08	3,000	3,000,000
USAA Capital Corp.,
2.2%, 7-1-08	15,000	15,000,000
Verizon Communications Inc.,
2.49%, 7-24-08	9,747	9,731,494
Wal-Mart Stores, Inc.,
2.16%, 7-14-08	10,000	9,992,200
Walgreen Co.,
2.3%, 7-11-08	24,000	23,984,666
Walt Disney Company (The):
2.2%, 7-10-08	5,000	4,997,250
2.2%, 7-14-08	15,000	14,988,083
Wisconsin Electric Power Co.,
2.3%, 7-22-08	5,000	4,993,292

TOTAL SHORT-TERM SECURITIES - 9.11%		$333,757,017

(Cost: $333,757,017)

TOTAL INVESTMENT SECURITIES - 99.76%		$3,654,769,320

(Cost: $2,958,820,084)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.24%		8,826,651

NET ASSETS - 100.00%		$3,663,595,971

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to Financial Statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to Financial Statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CORE INVESTMENT FUND
      June 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $2,958,820) (Notes 1 and 3)	$3,654,769
Receivables:
Investment securities sold	10,528
Dividends and interest	6,875
Fund shares sold	1,378
Prepaid and other assets	128

Total assets	3,673,678

LIABILITIES
Payable to Fund shareholders	8,039
Accrued distribution and service fees (Note 2)	756
Accrued shareholder servicing (Note 2)	646
Accrued management fee (Note 2)	62
Accrued accounting services fee (Note 2)	21
Due to custodian	9
Other	549

Total liabilities	10,082

Total net assets	$3,663,596

NET ASSETS
$1.00 par value capital stock:
Capital stock	$638,146
Additional paid-in capital	2,334,869
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(367)
Accumulated undistributed net realized loss on investment transactions	(5,173)
Net unrealized appreciation in value of investments	696,121

Net assets applicable to outstanding units of capital	$3,663,596

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.75
Class B	$5.34
Class C	$5.36
Class Y	$5.75
Capital shares outstanding:
Class A	616,252
Class B	11,114
Class C	3,552
Class Y	7,228
Capital shares authorized	1,680,000

See Notes to Financial Statements.

Statement of Operations
      CORE INVESTMENT FUND
      For the Fiscal Year Ended June 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $23)	$51,031
Interest and amortization	6,020

Total income	57,051

Expenses (Note 2):
Investment management fee	25,375
Distribution and service fees:
Class A	9,739
Class B	711
Class C	220
Shareholder servicing:
Class A	6,687
Class B	330
Class C	88
Class Y	71
Accounting services fee	260
Custodian fees	129
Legal fees	66
Audit fees	23
Other	745

Total	44,444
Less expenses in excess of limit (Notes 2 and 9)	(602)

Total expenses	43,842

Net investment income	13,209

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	81,354
Realized net gain on futures contracts	1,986
Realized net gain on foreign currency transactions	16

Realized net gain on investments	83,356
Unrealized depreciation in value of investments during the period	(193,475)

Net loss on investments	(110,119)

Net decrease in net assets resulting from operations	$(96,910)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CORE INVESTMENT FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$13,209	$31,455
Realized net gain on investments	83,356	636,198
Unrealized depreciation	(193,475)	(44,833)

Net increase (decrease) in net assets resulting from operations	(96,910)	622,820

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(26,055)	(28,733)
Class B	(––)	(75)
Class C	(––)	(19)
Class Y	(421)	(489)
Realized gains on investment transactions:
Class A	(436,381)	(568,238)
Class B	(8,563)	(11,701)
Class C	(2,517)	(3,288)
Class Y	(5,082)	(6,973)

	(479,019)	(619,516)

Capital share transactions (Note 5)	(53,753)	167,580

Total increase (decrease)	(629,682)	170,884
NET ASSETS
Beginning of period	4,293,278	4,122,394

End of period	$3,663,596	$4,293,278

Accumulated undistributed net investment income (loss)	$(367)	$15,664

(1)See "Financial Highlights" on pages 39 - 42.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$6.64	$6.69	$5.78		$5.22		$4.69

Income (loss) from investment operations:
Net investment income	0.02	0.05	0.02		0.02		0.03
Net realized and unrealized gain (loss) on investments	(0.13)	0.94	0.91		0.56		0.53

Total from investment operations	(0.11)	0.99	0.93		0.58		0.56

Less distributions from:
Net investment income	(0.04)	(0.05)	(0.02)		(0.02)		(0.03)
Capital gains	(0.74)	(0.99)	(0.00)		(0.00)		(0.00)

Total distributions	(0.78)	(1.04)	(0.02)		(0.02)		(0.03)

Net asset value, end of period	$5.75	$6.64	$6.69		$5.78		$5.22

Total return(1)	-2.61%	16.01%	16.10%		11.18%		11.90%
Net assets, end of period (in millions)	$3,544	$4,134	$3,975	$3,915		$4,079
Ratio of expenses to average net assets including expense waiver	1.07%	1.07%	1.09%		1.12%		1.13%
Ratio of net investment income to average net assets including expense waiver	0.34%	0.78%	0.30%		0.46%		0.53%
Ratio of expenses to average net assets excluding expense waiver	1.08%	1.08%	1.09	%(2)	1.12	%(2)	1.13	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.33%	0.77%	0.30	%(2)	0.46	%(2)	0.53	%(2)
Portfolio turnover rate	73%	118%	63%		51%		49%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$6.20		$6.33		$5.51		$5.01		$4.54

Income (loss) from investment operations:
Net investment loss	(0.04	)(1)	(0.02	)(1)	(0.09)		(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.12	)(1)	0.89	(1)	0.91		0.55		0.51

Total from investment operations	(0.16)		0.87		0.82		0.50		0.47

Less distributions from:
Net investment income	(0.00)		(0.01)		(0.00)		(0.00)		(0.00)
Capital gains	(0.70)		(0.99)		(0.00)		(0.00)		(0.00)

Total distributions	(0.70)		(1.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$5.34		$6.20		$6.33		$5.51		$5.01

Total return	-3.58%		14.80%		14.88%		9.98%		10.35%
Net assets, end of period (in millions)	$59		$81		$80		$81		$82
Ratio of expenses to average net assets including expense waiver	2.12%		2.13%		2.19%		2.26%		2.30%
Ratio of net investment loss to average net assets including expense waiver	-0.69%		-0.29%		-0.80%		-0.68%		-0.65%
Ratio of expenses to average net assets excluding expense waiver	2.13%		2.14%		2.19	%(2)	2.26	%(2)	2.30	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-0.70%		-0.30%		-0.80	%(2)	-0.68	%(2)	-0.65	%(2)
Portfolio turnover rate	73%		118%		63%		51%		49%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$6.23		$6.35		$5.53		$5.02		$4.55

Income (loss) from investment operations:
Net investment loss	(0.04	)(1)	(0.01	)(1)	(0.07)		(0.06)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.12	)(1)	0.89	(1)	0.89		0.57		0.53

Total from investment operations	(0.16)		0.88		0.82		0.51		0.47

Less distributions from:
Net investment income	(0.00)		(0.01)		(0.00)		(0.00)		(0.00)
Capital gains	(0.71)		(0.99)		(0.00)		(0.00)		(0.00)

Total distributions	(0.71)		(1.00)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$5.36		$6.23		$6.35		$5.53		$5.02

Total return	-3.66%		14.94%		14.83%		10.16%		10.33%
Net assets, end of period (in millions)	$19		$23		$20		$20		$21
Ratio of expenses to average net assets including expense waiver	2.06%		2.08%		2.15%		2.21%		2.21%
Ratio of net investment loss to average net assets including expense waiver	-0.64%		-0.23%		-0.77%		-0.64%		-0.54%
Ratio of expenses to average net assets excluding expense waiver	2.07%		2.09%		2.15	%(2)	2.21	%(2)	2.21	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-0.65%		-0.24%		-0.77	%(2)	-0.64	%(2)	-0.54	%(2)
Portfolio turnover rate	73%		118%		63%		51%		49%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      CORE INVESTMENT FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$6.64	$6.69	$5.78		$5.22		$4.69

Income (loss) from investment operations:
Net investment income	0.05	0.06	0.05		0.06		0.04
Net realized and unrealized gain (loss) on investments	(0.14)	0.95	0.90		0.54		0.53

Total from investment operations	(0.09)	1.01	0.95		0.60		0.57

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.04)		(0.04)		(0.04)
Capital gains	(0.74)	(0.99)	(0.00)		(0.00)		(0.00)

Total distributions	(0.80)	(1.06)	(0.04)		(0.04)		(0.04)

Net asset value, end of period	$5.75	$6.64	$6.69		$5.78		$5.22

Total return	-2.35%	16.32%	16.43%		11.50%		12.28%
Net assets, end of period (in millions)	$42	$55	$47		$61		$115
Ratio of expenses to average net assets including expense waiver	0.80%	0.79%	0.80%		0.80%		0.80%
Ratio of net investment income to average net assets including expense waiver	0.62%	1.06%	0.55%		0.73%		0.85%
Ratio of expenses to average net assets excluding expense waiver	0.81%	0.80%	0.80	%(1)	0.80	%(1)	0.80	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.61%	1.05%	0.55	%(1)	0.73	%(1)	0.85	%(1)
Portfolio turnover rate	73%	118%	63%		51%		49%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
Science and Technology Fund

      June 30, 2008

Below, Zachary H. Shafran, portfolio manager of Waddell & Reed Advisors Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2008. He has managed the Fund for seven years and has 19 years of industry experience.
STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund advanced 1.84 percent (Class A shares at net asset value) for the 12 months ended June 30, 2008. This was more than the S&P North American Technology Sector Index (reflecting the performance of stocks that generally represent the technology sector), which decreased 6.93 percent for the same period, and the Lipper Science & Technology Funds Universe Average (reflecting the universe of funds with similar investment objectives), which decreased 9.64 percent. Please note that the Fund returns include applicable fees and expenses, while index returns do not include any such fees.

Please note that since last year's annual report, the name of the Fund's benchmark index has changed to the S&P North American Technology Sector Index. In calendar year 2007, Standard & Poor's purchased the index, previously known as the Goldman Sachs Technology Industry Composite Index.

Health care, applied technology drove results

Many of the economic concerns that we have expressed in the recent past have continued to become reality. To be sure, the difficulties of a struggling housing market, an overextended consumer and rising commodity prices - especially with regard to food and energy - have placed a substantial burden on the global economy.

Given these challenging market conditions, the recently completed fiscal year was still a good one for the Fund on a relative basis. We believe a positive absolute return and a positive return versus the benchmark provided solid evidence that our management strategy focused on stock selection has worked. Further, we remain confident in the future potential effectiveness of our strategy.

The Fund historically has maintained a significant overweight position within health care, and this fiscal year was no different. Our health care weighting, specifically our overweight positions in managed care organizations and hospital management, drove much of our outperformance. Within the technology sector, stock selection clearly provided the majority of the outperformance, as the Fund was underweight traditional technology sectors - notably semiconductors - but overweight what we consider to be applied technology (those companies who are utilizing technology to significantly grow their business). We were also the beneficiary of substantial global liquidity by way of merger-and-acquisition activity.

Our stock selection philosophy has two main tenets, and these continue to be our primary focus. First, we aim to identify what we feel are the strongest secular trends within industries. Second, we then apply bottom-up research to specific companies in order to identify what we believe to be the right stocks within which to invest. Important secular themes identified during the year that led to outperformance included the shift toward Internet advertising, open-source software adoption, modernization of the health care system, alternative energy and the continued proliferation of wireless technologies.

Our outlook

An important aspect of our strategy is that we believe it has the capability to be accommodative with most macroeconomic environments. This past year had some significant headwinds including rising energy prices, rising food prices, a slowing housing market, credit market unrest and an array of geopolitical issues. We feel that many of these challenges likely will continue if not even become more pronounced in the year ahead. As such, the initial outlook for the year ahead does warrant some caution. Federal Reserve interest rate policy looks as if it will continue to be accommodative, in our view, but we believe that it will probably take some time to address the many economic matters before us. Continued growth in emerging markets' gross domestic product (GDP) remains an important macro factor that should continue to play an ever larger role in the composition of the Fund over time, as we try to identify additional opportunities around the globe.

Top 10 Equity Holdings June 30, 2008
Company	Sector

Noble Energy, Inc.
Research In Motion Limited
Cerner Corporation
Cree, Inc.
ESCO Technologies Inc.
Aspen Technology, Inc.
Archer Daniels Midland Company
Bunge Limited
Samsung Electronics Co., Ltd.
ACI Worldwide, Inc.
Energy Consumer Durables Health Care Technology Technology Technology Consumer Non-Durables Consumer Non-Durables Technology Technology

June 30, 2007
Company	Sector

Alliance Data Systems Corporation
Research In Motion Limited
Cerner Corporation
Noble Energy, Inc.
CheckFree Corporation
Aspen Technology, Inc.
Archer Daniels Midland Company
Genzyme Corporation
Samsung Electronics Co., Ltd.
Lawson Software, Inc.
Business Equipment and Services Consumer Durables Health Care Energy Business Equipment and Services Technology Consumer Non-Durables Health Care Technology Technology

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

With a relatively cautious outlook, we will continue to be ever vigilant in our focus on disciplined stock selection. Identifying stocks that we feel are benefiting from the world's strongest long-term trends in order to produce attractive returns will once again be our mantra throughout the remainder of calendar year 2008.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Science and Technology Fund, Class A Shares(1)	$23,254
S&P North American Technology Sector Index	$9,082
Lipper Science & Technology Funds Universe Average	$10,759

		W&R ADVISORS SCIENCE AND TECHNOLOGY FUND, CLASS A SHARES	S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

DEC	1998	9,425	10,000	10,000
DEC	1999	19,126	18,887	22,539
DEC	2000	16,455	11,740	15,332
JUNE	2001	13,995	9,752	11,912
JUNE	2002	11,232	5,619	6,829
JUNE	2003	11,324	6,103	7,402
JUNE	2004	14,633	7,781	9,363
JUNE	2005	16,617	7,365	9,159
JUNE	2006	18,805	7,687	9,905
JUNE	2007	22,834	9,758	11,907
JUNE	2008	23,254	9,082	10,759

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-08	- 4.02%	-2.44%	0.88%	2.21%
5-year period ended 6-30-08	14.12%	13.98%	14.15%	15.87%
10-year period ended 6-30-08	11.02%	––	––	12.07%
Since inception of Class(3) through 6-30-08	––	6.47%	6.51%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

Portfolio Highlights

On June 30, 2008, Waddell & Reed Advisors Science and Technology Fund had net assets totaling $2,537,176,835 invested in a diversified portfolio of:

66.90%	Domestic Common Stocks
23.08%	Cash and Cash Equivalents and Options
10.02%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2008, your Fund was invested by industry and geographic region, respectively, as follows:

Cash and Cash Equivalents and Options	$23.08
Technology Stocks	$22.64
Consumer Goods Stocks	$16.31
Health Care Stocks	$12.19
Energy Stocks	$9.75
Business Equipment and Services Stocks	$8.62
Miscellaneous Stocks(1)	$2.60
Raw Materials Stocks	$2.53
Capital Goods Stocks	$2.28

(1)Includes $1.03 Financial Services Stocks, $1.05 Multiple Industry Stocks and $0.52 Retail Stocks.

Country Weightings

United States	$66.90
Cash and Cash Equivalents and Options	$23.08
Pacific Basin(1)	$4.87
Bermuda	$2.85
Europe (Spain)	$1.26
South America (Brazil)	$1.04

(1)Includes $2.21 Japan and $2.66 South Korea.

The Investments of Science and Technology Fund
June 30, 2008
COMMON STOCKS	Shares	Value

Business Equipment and Services - 3.68%
Euronet Worldwide, Inc.*	2,401,450	$40,548,483
Global Cash Access, Inc.*	2,880,600	19,760,916
Telvent GIT, S.A.	1,327,730	31,898,713
Veraz Networks, Inc.*	661,100	1,123,870
		93,331,982
Capital Equipment - 1.28%
Dresser-Rand Group Inc.*	828,000	32,374,800

Chemicals - Petroleum and Inorganic - 1.56%
E.I. du Pont de Nemours and Company	922,100	39,548,869

Chemicals - Specialty - 0.97%
FMC Corporation	316,400	24,502,016

Computers - Peripherals - 9.54%
ACI Worldwide, Inc. (A)*	3,773,400	66,411,840
Aspen Technology, Inc. (A)*	7,531,550	100,546,193
Lawson Software, Inc.*	8,493,000	61,701,645
Netezza Corporation*	1,168,000	13,408,640
		242,068,318
Consumer Electronics - 10.24%
Garmin Ltd.	1,339,200	57,364,632
Nintendo Co., Ltd. (B)	99,200	55,959,693
Research In Motion Limited*	1,252,600	146,491,570
		259,815,895
Defense - 4.00%
ESCO Technologies Inc. (A)*	2,161,100	101,398,812

Electrical Equipment - 1.00%
Power-One, Inc. (A)*	6,151,800	11,719,179
Ultralife Corporation (A)*	1,284,400	13,749,502
		25,468,681
Electronic Components - 9.10%
Cree, Inc. (A)*	4,794,000	109,231,290
EMCORE Corporation*	1,864,600	11,681,719
IPG Photonics Corporation*	604,600	11,378,572
PMC-Sierra, Inc.*	4,070,000	30,911,650
Samsung Electronics Co., Ltd. (B)	113,100	67,575,642
		230,778,873
Food and Related - 6.07%
Archer Daniels Midland Company	2,422,400	81,756,000
Bunge Limited	672,247	72,394,280
		154,150,280
Health Care - Drugs - 3.13%
Animal Health International, Inc. (A)*	2,588,000	16,200,880
Genzyme Corporation*	698,100	50,256,219
Isis Pharmaceuticals, Inc.*	948,700	12,940,268
		79,397,367
Health Care - General - 0.65%
TranS1 Inc. (A)*	1,089,400	16,433,599

Hospital Supply and Management - 8.41%
Cerner Corporation (C)*	3,122,133	140,948,694
HMS Holdings Corp. (A)*	1,661,900	35,714,231
HealthSouth Corporation*	2,214,140	36,821,148
		213,484,073
Insurance - Life - 1.03%
Amil Participacoes S.A. (B)	2,914,700	26,272,481

Multiple Industry - 1.05%
Pentair, Inc.	760,100	26,618,702

Petroleum - International - 8.35%
Noble Energy, Inc.	2,106,800	211,859,808

Petroleum - Services - 1.40%
ION Geophysical Corporation*	2,039,700	35,592,765

Retail - Specialty Stores - 0.52%
Conn's, Inc.*	819,300	13,182,537

Timesharing and Software - 4.94%
Eclipsys Corporation*	1,527,200	28,016,484
Fidelity National Information Services, Inc.	1,298,600	47,931,326
SAVVIS, Inc.*	962,400	12,419,772
Yahoo! Inc.*	1,788,500	36,968,295
		125,335,877

TOTAL COMMON STOCKS - 76.92%		$1,951,615,735

(Cost: $1,667,699,773)

PUT OPTIONS	Number of Contracts

Cerner Corporation, July 40, Expires 7-3-08	2,245	2,245
Cerner Corporation, July 42.5, Expires 7-3-08	5,239	5,239
Cerner Corporation, July 42.5, Expires 7-21-08	5,239	214,799

TOTAL PUT OPTIONS - 0.01%		$222,283

(Cost: $3,255,600)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
AT&T Inc.,
2.26%, 7-24-08	$20,000	19,971,122
Abbott Laboratories:
2.1%, 7-7-08	20,000	19,993,000
2.16%, 8-1-08	10,000	9,981,400
Anheuser-Busch Companies, Inc.,
2.2%, 7-28-08	20,000	19,967,000
Avon Capital Corp. (Avon Products, Inc.):
2.14%, 7-11-08	15,000	14,991,083
2.18%, 7-18-08	14,629	14,613,940
BHP Billiton Finance (USA) B.V. (BHP Billiton Plc):
2.15%, 7-10-08	15,000	14,991,938
2.15%, 7-17-08	10,000	9,990,445
Campbell Soup Co.:
2.35%, 7-7-08	27,000	26,989,425
2.37%, 7-11-08	17,000	16,988,808
Caterpillar Financial Services Corporation,
2.3%, 7-1-08	20,000	20,000,000
Clorox Co.,
2.80%, 7-8-08	9,000	8,995,100
Coca-Cola Company (The):
2.02%, 7-3-08	7,000	6,999,214
2.15%, 7-10-08	10,000	9,994,625
2.17%, 7-11-08	15,000	14,990,958
Colgate-Palmolive Company,
2.15%, 7-30-08	13,000	12,977,485
Danaher Corporation,
2.2%, 7-10-08	8,000	7,995,600
Diageo Capital plc (Diageo plc),
3.15%, 7-1-08	2,699	2,699,000
E.I. du Pont de Nemours and Company:
2.16%, 7-7-08	14,000	13,994,960
2.17%, 7-17-08	5,000	4,995,178
2.18%, 7-17-08	1,462	1,460,584
Gannett Co., Inc.,
2.95%, 7-16-08	13,943	13,925,862
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
2.8%, 7-2-08	9,000	8,999,300
Hershey Company (The),
2.23%, 7-21-08	13,600	13,583,151
Honeywell International Inc.,
2.23%, 7-16-08	20,000	19,981,417
IBM Capital Inc. (International Business Machines Corporation),
2.2%, 7-24-08	25,000	24,964,861
Kimberly-Clark Worldwide Inc.,
2.24%, 7-28-08	10,000	9,983,200
Nestle Finance International Ltd.,
2.17%, 7-7-08	15,000	14,994,575
PACCAR Financial Corp.,
2.2%, 7-7-08	9,200	9,196,627
Pfizer Inc.,
2.16%, 8-4-08	11,706	11,682,120
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
2.2%, 8-4-08	25,000	24,948,056
USAA Capital Corp.,
2.2%, 7-1-08	10,000	10,000,000
Unilever Capital Corporation,
2.24%, 8-5-08	10,000	9,978,222
Verizon Communications Inc.:
2.49%, 7-22-08	8,000	7,988,380
2.49%, 7-24-08	9,000	8,985,683
Wal-Mart Stores, Inc.,
2.16%, 7-14-08	6,000	5,995,320
Walgreen Co.,
2.3%, 7-11-08	10,000	9,993,611
Walt Disney Company (The):
2.2%, 7-10-08	5,000	4,997,250
2.2%, 7-14-08	25,000	24,980,139
Wisconsin Electric Power Co.,
2.3%, 7-22-08	7,245	7,235,280

Total Commercial Paper - 20.34%		515,993,919

Municipal Obligations - Taxable
California - 0.32%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
2.65%, 8-11-08	4,800	4,800,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
2.75%, 7-2-08 (D)	3,300	3,300,000
		8,100,000
Georgia - 0.48%
      Municipal Electric Authority of Georgia, General
           Resolution Projects Bond Anticipation Notes,
           Series B (Taxable), (Bayerische Landesbank,
           New York Branch, Wachovia Bank, National
Association and WestLB AG, New York Branch):
2.75%, 7-1-08	2,522	2,522,000
3.0%, 7-1-08	3,000	3,000,000
2.85%, 7-3-08	4,000	4,000,000
2.75%, 8-11-08	2,600	2,600,000
		12,122,000
Kansas - 0.23%
City of Park City, Kansas, Taxable Industrial Revenue Bonds (The Hayes Company, Inc.), Series 2001 (U.S. Bank National Association),
2.75%, 7-1-08 (D)	5,845	5,845,000

Tennessee - 0.08%
      The Health, Educational and Housing Facility Board of the
           City of Memphis, Tennessee, Taxable Variable Rate
           Demand, Multifamily Housing Revenue Bonds
           (Ashland Lakes Apartments Project), Series 2006B
(U.S. Bank National Association),
2.55%, 7-3-08 (D)	2,000	2,000,000

Total Municipal Obligations - Taxable - 1.11%		28,067,000

Notes (backed by irrevocable bank letter of credit) - 0.42%
ETC Holdings, LLC, Taxable Variable Rate Demand Bonds, Series 2003 (U.S. Bank National Association),
2.75%, 7-1-08 (D)	$10,820	$10,820,000

TOTAL SHORT-TERM SECURITIES - 21.87%		$554,880,919

(Cost: $554,880,919)

TOTAL INVESTMENT SECURITIES - 98.80%		$2,506,718,937

(Cost: $2,225,836,292)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.20%		30,457,898

NET ASSETS - 100.00%		$2,537,176,835

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No income dividends were paid during the preceding 12 months.
(A)Deemed to be an affiliate due to the Fund owning at least five percent of the voting shares.
(B)Listed on an exchange outside the United States.
(C)Security serves as cover for the following written call options outstanding at June 30, 2008. (See Note 6 to Financial Statements.):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Cerner Corporation:	2,245	July 3/47.5	$417,233	$49,390
	5,239	July 3/50	719,068	5,239
	2,246	July 21/47.5	419,665	103,316
	5,239	July 21/50	719,069	57,629

			$2,275,035	$215,574

(D)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.
See Note 1 to Financial Statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to Financial Statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SCIENCE AND TECHNOLOGY FUND
      June 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Securities (cost - $1,691,871)	$2,035,313
Affiliated companies (cost - $533,965) (Note 8)	471,406

2,506,719
Cash denominated in foreign currencies (cost - $30,155)	30,153
Receivables:
Investment securities sold	5,058
Fund shares sold	1,205
Dividends and interest	754
Prepaid and other assets	77

Total assets	2,543,966

LIABILITIES
Payable to Fund shareholders	5,062
Accrued shareholder servicing (Note 2)	555
Accrued distribution and service fees (Note 2)	517
Outstanding written options at market (premium received - $2,275) (Note 6)	216
Accrued management fee (Note 2)	59
Due to custodian	34
Accrued accounting services fee (Note 2)	22
Other	324

Total liabilities	6,789

Total net assets	$2,537,177

NET ASSETS
$1.00 par value capital stock:
Capital stock	$243,885
Additional paid-in capital	1,839,852
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(330)
Accumulated undistributed net realized gain on investment transactions	170,835
Net unrealized appreciation in value of investments	282,935

Net assets applicable to outstanding units of capital	$2,537,177

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.44
Class B	$ 8.97
Class C	$ 9.01
Class Y	$11.06
Capital shares outstanding:
Class A	228,553
Class B	7,065
Class C	1,700
Class Y	6,567
Capital shares authorized	565,000

See Notes to Financial Statements.

Statement of Operations
      SCIENCE AND TECHNOLOGY FUND
      For the Fiscal Year Ended June 30, 2008
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$15,165
Dividends (net of foreign withholding taxes of $536)	10,462

Total income	25,627

Expenses (Note 2):
Investment management fee	22,581
Distribution and service fees:
Class A	6,429
Class B	738
Class C	168
Shareholder servicing:
Class A	5,304
Class B	381
Class C	81
Class Y	106
Accounting services fee	260
Custodian fees	251
Legal fees	55
Audit fees	20
Other	474

Total	36,848
Less expenses in excess of limit (Notes 2 and 9)	(201)

Total expenses	36,647

Net investment loss	(11,020)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities*	465,707
Realized net gain on written options	36,608
Realized net loss on foreign currency transactions	(190)

Realized net gain on investments	502,125

Unrealized depreciation in value of securities during the period**	(438,584)
Unrealized appreciation in value of written options during the period	2,059

Unrealized depreciation in value of investments during the period	(436,525)

Net gain on investments	65,600

Net increase in net assets resulting from operations	$54,580

*Includes $34,578 of realized gain on affiliated securities.
**Includes $83,583 in unrealized depreciation of affiliated securities.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SCIENCE AND TECHNOLOGY FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(11,020)	$(20,470)
Realized net gain on investments	502,125	257,975
Unrealized appreciation (depreciation)	(436,525)	254,982

Net increase in net assets resulting from operations	54,580	492,487

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)
Realized gains on investment transactions:
Class A	(485,428)	(176,520)
Class B	(15,966)	(6,374)
Class C	(3,417)	(1,279)
Class Y	(11,668)	(3,904)

	(516,479)	(188,077)

Capital share transactions (Note 5)	285,835	(15,048)

Total increase (decrease)	(176,064)	289,362
NET ASSETS
Beginning of period	2,713,241	2,423,879

End of period	$2,537,177	$2,713,241

Accumulated undistributed net investment loss	$(330)	$(180)

(1)See "Financial Highlights" on pages 57 - 60.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$12.53	$11.13	$10.80		$9.51		$7.36

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.09)	(0.09)		(0.08)		(0.09)
Net realized and unrealized gain on investments	0.41	2.37	1.50		1.37		2.24

Total from investment operations	0.36	2.28	1.41		1.29		2.15

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(2.45)	(0.88)	(1.08)		(0.00)		(0.00)

Total distributions	(2.45)	(0.88)	(1.08)		(0.00)		(0.00)

Net asset value, end of period	$10.44	$12.53	$11.13		$10.80		$9.51

Total return(1)	1.84%	21.42%	13.16%		13.56%		29.21%
Net assets, end of period (in millions)	$2,386	$2,556	$2,312		$2,179	$2,075
Ratio of expenses to average net assets including expense waiver	1.32%	1.34%	1.35%		1.40%		1.42%
Ratio of net investment loss to average net assets including expense waiver	-0.38%	-0.77%	-0.79%		-0.82%		-1.05%
Ratio of expenses to average net assets excluding expense waiver	1.33%	1.35%	1.35	%(2)	1.40	%(2)	1.42	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-0.39%	-0.78%	-0.79	%(2)	-0.82	%(2)	-1.05	%(2)
Portfolio turnover rate	70%	68%	92%		96%		125%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$11.05	$10.02	$9.93		$8.85		$6.95

Income (loss) from investment operations:
Net investment loss	(0.17)	(0.26)	(0.18)		(0.20)		(0.17)
Net realized and unrealized gain on investments	0.40	2.17	1.35		1.28		2.07

Total from investment operations	0.23	1.91	1.17		1.08		1.90

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(2.31)	(0.88)	(1.08)		(0.00)		(0.00)

Total distributions	(2.31)	(0.88)	(1.08)		(0.00)		(0.00)

Net asset value, end of period	$8.97	$11.05	$10.02		$9.93		$8.85

Total return	0.81%	20.05%	11.83%		12.20%		27.34%
Net assets, end of period (in millions)	$63	$80	$80		$76		$70
Ratio of expenses to average net assets including expense waiver	2.38%	2.46%	2.49%		2.64%		2.76%
Ratio of net investment loss to average net assets including expense waiver	-1.45%	-1.89%	-1.93%		-2.07%		-2.40%
Ratio of expenses to average net assets excluding expense waiver	2.39%	2.47%	2.49	%(1)	2.64	%(1)	2.76	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-1.46%	-1.90%	-1.93	%(1)	-2.07	%(1)	-2.40	%(1)
Portfolio turnover rate	70%	68%	92%		96%		125%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$11.09		$10.05		$9.96		$8.87		$6.96

Income (loss) from investment operations:
Net investment loss	(0.14	)(1)	(0.19	)(1)	(0.20	)(1)	(0.19)		(0.14)
Net realized and unrealized gain on investments	0.38	(1)	2.11	(1)	1.37	(1)	1.28		2.05

Total from investment operations	0.24		1.92		1.17		1.09		1.91

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(2.32)		(0.88)		(1.08)		(0.00)		(0.00)

Total distributions	(2.32)		(0.88)		(1.08)		(0.00)		(0.00)

Net asset value, end of period	$9.01		$11.09		$10.05		$9.96		$8.87

Total return	0.88%		20.08%		11.80%		12.29%		27.44%
Net assets, end of period (in millions)	$15		$17		$15		$12		$11
Ratio of expenses to average net assets including expense waiver	2.34%		2.42%		2.47%		2.62%		2.71%
Ratio of net investment loss to average net assets including expense waiver	-1.40%		-1.85%		-1.91%		-2.05%		-2.35%
Ratio of expenses to average net assets excluding expense waiver	2.35%		2.43%		2.47	%(2)	2.62	%(2)	2.71	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-1.41%		-1.86%		-1.91	%(2)	-2.05	%(2)	-2.35	%(2)
Portfolio turnover rate	70%		68%		92%		96%		125%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$13.13		$11.60		$11.18		$9.80		$7.56

Income (loss) from investment operations:
Net investment loss	(0.01	)(1)	(0.05	)(1)	(0.09)		(0.03)		(0.17)
Net realized and unrealized gain on investments	0.43	(1)	2.46	(1)	1.59		1.41		2.41

Total from investment operations	0.42		2.41		1.50		1.38		2.24

Less distributions from:
Net investment income	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)
Capital gains	(2.49)		(0.88)		(1.08)		(0.00)		(0.00)

Total distributions	(2.49)		(0.88)		(1.08)		(0.00)		(0.00)

Net asset value, end of period	$11.06		$13.13		$11.60		$11.18		$9.80

Total return	2.21%		21.69%		13.54%		14.08%		29.63%
Net assets, end of period (in millions)	$73		$60		$17		$14		$13
Ratio of expenses to average net assets including expense waiver	1.01%		1.01%		1.03%		1.03%		1.03%
Ratio of net investment loss to average net assets including expense waiver	-0.06%		-0.43%		-0.47%		-0.47%		-0.70%
Ratio of expenses to average net assets excluding expense waiver	1.02%		1.02%		1.03	%(2)	1.03	%(2)	1.03	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-0.07%		-0.44%		-0.47	%(2)	-0.47	%(2)	-0.70	%(2)
Portfolio turnover rate	70%		68%		92%		96%		125%

(1)Based on average weekly shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2008

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (the Funds) are three of those mutual funds and are the only funds included in these financial statements. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Management's valuation committee makes fair value determinations for the Corporation, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency, prior to translation.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is each Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise continue to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. During the current fiscal year, each Fund instituted the provisions of Financial Accounting Standards Board No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). As required by FIN 48, management of each Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of June 30, 2008, management believes that under this standard no liability for unrecognized tax positions is required. Each Fund is subject to examination by U.S. federal and state authorities for returns filed for years after 2004. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At June 30, 2008, Core Investment Fund reclassified permanent differences relating to differing treatments on equalization for excise tax purposes. Net assets and accumulated realized capital loss were not affected by these reclassifications. At June 30, 2008, Science and Technology Fund reclassified permanent differences relating to differing treatments on certain capital gains. Net assets, net investment loss and paid-in capital were not affected by these reclassifications.

      F. Concentration of Risk - Science and Technology Fund seeks to achieve its objective by concentrating its investments primarily in equity securities of science and technology companies. Investing in companies involved in one specified sector may be more risky than an investment with greater diversification. The Fund may also have a significant investment in international securities. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, investment and repatriation restrictions, and limited and less reliable investor information.

      G. New Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Each of these Funds will institute the expanded financial statement disclosure mandated by SFAS No. 157 during the fiscal year ending June 30, 2009. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. Each Fund will institute SFAS 161 during the fiscal year ending June 30, 2010 and its potential impact, if any, on the financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by each Fund at the annual rates of:

Fund	Net Asset Breakpoints	Annual Rate
Accumulative Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Core Investment Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $6 Billion	0.550%
	Over $6 Billion	0.500%

Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 9), the fee is as follows:

Fund	Net Asset Breakpoints	Annual Rate
Accumulative Fund	Up to $1 Billion	0.660%
	Over $1 Billion up to $2 Billion	0.640%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Core Investment Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.640%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $5 Billion	0.550%
	Over $5 Billion up to $6 Billion	0.525%
	Over $6 Billion	0.500%

Science and Technology Fund	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

During the fiscal year ended June 30, 2008, the following amounts (in thousands) were waived:

Accumulative Fund	$495
Core Investment Fund	602
Science and Technology Fund	201

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of each of the Funds. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee
Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee. Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, each Fund pays WRSCO a monthly per account charge for shareholder servicing as follows: Accumulative Fund and Science and Technology Fund - $1.5292; Core Investment Fund - $1.5792 for each shareholder account which was non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries) WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries, not to exceed $1.50 per shareholder account per month. For Class Y shares, each Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. Each Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2008, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	CDSC
		Class A	Class B	Class C

Accumulative Fund	$1,299,174	$2,590	$44,084	$920
Core Investment Fund	3,222,213	2,314	46,037	1,695
Science and Technology Fund	2,914,185	1,194	49,154	2,049

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended June 30, 2008, W&R paid the following amounts: Accumulative Fund - $807,267; Core Investment Fund - $1,918,224 and Science and Technology Fund - $1,788,072.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/ or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2008, Accumulative Fund, Core Investment Fund and Science and Technology Fund paid Directors' regular compensation of $128,699, $302,059 and $162,755, respectively, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

For the year ended June 30, 2008, the cost of purchases and the proceeds from maturities and sales of investment securities, other than U.S. Government and short-term securities were as follows:

	Purchases	Sales

Accumulative Fund	$1,209,258,323	$1,400,741,807
Core Investment Fund	2,851,194,986	3,664,562,582
Science and Technology Fund	1,434,314,921	2,346,020,427

Purchases and proceeds from affiliated companies were as follows:

	Purchases	Sales

Science and Technology Fund	$195,002,476	$63,451,338

For Federal income tax purposes, cost of investments owned at June 30, 2008 and the related appreciation were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Accumulative Fund	$1,542,589,610	$383,347,453	$107,962,648	$275,384,805
Core Investment Fund	2,960,955,605	838,860,287	145,046,572	693,813,715
Science and Technology Fund	2,234,446,781	471,748,613	199,476,457	272,272,156

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2008 and the related net capital losses and post-October activity were as follows:

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Net ordinary income	$5,046,503	$37,348,268	$93,096,437
Distributed ordinary income	5,078,692	75,323,618	84,374,906
Undistributed ordinary income	1,534,443	8,161,559	43,818,985

Realized long-term capital gains	––	74,624,948	404,779,137
Distributed long-term capital gains	––	406,475,930	432,104,367
Undistributed long-term capital gains	––	102,575	135,626,176

Post-October losses deferred	––	11,532,344	103,167

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

Accumulative Fund

June 30, 2009	$5,229,265
June 30, 2010	916,736
June 30, 2011	105,363,329
June 30, 2013	37,199,179
Total carryover	$148,708,509

Ivy Growth Fund, one of the mutual funds managed by Ivy Investment Management Company (formerly Waddell & Reed Ivy Investment Company), was merged into Accumulative Fund as of June 15, 2003. At the time of the merger Ivy Growth Fund had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $5,229,265 for the period ending June 30, 2009 and $916,736 for the period ending June 30, 2010, plus any unused limitations from the prior year.

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended June 30, 2008 are summarized below. Amounts are in thousands.

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A	21,394	35,438	18,635
Class B	391	675	488
Class C	248	433	258
Class Y	103	428	2,291
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	540	68,936	41,307
Class B	––	1,331	1,492
Class C	––	419	345
Class Y	2	875	999
Shares redeemed:
Class A	(34,566)	(110,477)	(35,450)
Class B	(1,719)	(3,873)	(2,207)
Class C	(670)	(1,064)	(428)
Class Y	(109)	(2,373)	(1,276)

Increase (decrease) in outstanding capital shares	(14,386)	(9,252)	26,454

Value issued from sale of shares:
Class A	$179,335	$221,962	$217,314
Class B	3,084	3,961	4,929
Class C	1,990	2,563	2,638
Class Y	861	2,693	27,842
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	4,741	433,531	456,035
Class B	––	7,814	14,252
Class C	––	2,466	3,301
Class Y	20	5,499	11,664
Value redeemed:
Class A	(289,580)	(690,345)	(410,508)
Class B	(13,694)	(22,598)	(21,900)
Class C	(5,310)	(6,193)	(4,293)
Class Y	(912)	(15,106)	(15,439)

Increase (decrease) in outstanding capital	$(119,465)	$(53,753)	$285,835

Transactions in capital stock for the fiscal year ended June 30, 2007 are summarized below. Amounts are in thousands.

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A	13,619	39,722	16,040
Class B	532	1,175	559
Class C	330	817	286
Class Y	104	773	3,640
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	795	90,228	14,820
Class B	––	2,020	635
Class C	––	560	124
Class Y	5	1,201	332
Shares redeemed:
Class A	(52,540)	(101,648)	(34,551)
Class B	(2,153)	(2,889)	(1,881)
Class C	(788)	(828)	(375)
Class Y	(305)	(660)	(849)

Increase (decrease) in outstanding capital shares	(40,401)	30,471	(1,220)

Value issued from sale of shares:
Class A	$102,639	$259,159	$185,602
Class B	3,752	7,223	5,749
Class C	2,328	5,055	2,952
Class Y	782	5,050	45,915
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	6,321	559,605	166,728
Class B	––	11,740	6,342
Class C	––	3,268	1,243
Class Y	41	7,454	3,902
Value redeemed:
Class A	(394,932)	(663,524)	(399,715)
Class B	(15,370)	(18,029)	(19,566)
Class C	(5,638)	(5,091)	(3,866)
Class Y	(2,301)	(4,330)	(10,334)

Increase (decrease) in outstanding capital	$(302,378)	$167,580	$(15,048)

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the written option. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For a Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received. Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase the Fund's exposure to the underlying security (or basket of securities). Purchasing put options and writing call options may decrease a Fund's exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to that Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into over-the-counter (OTC) option transactions with counterparties, that Fund will be exposed to the risk that counterparties to these OTC transactions, for whatever reason, will be unable to meet their obligations under the terms of the transaction.

For Accumulative Fund, transactions in written call options were as follows:

	Number of Contracts	Premiums Received
Outstanding at June 30, 2007	––	$––
Options written	40,618	6,905,595
Options terminated in closing purchase transactions	(4,679)	(983,935)
Options exercised	(––)	(––)
Options expired	(1,639)	(135,838)

Outstanding at June 30, 2008	34,300	$5,785,822

For Accumulative Fund, transactions in written put options were as follows:

	Number of Contracts	Premiums Received
Outstanding at June 30, 2007	––	$––
Options written	11,619	2,028,116
Options terminated in closing purchase transactions	(1,019)	(174,901)
Options exercised	(––)	(––)
Options expired	(––)	(––)

Outstanding at June 30, 2008	10,600	$1,853,215

For Science and Technology Fund, transactions in written call options were as follows:

	Number of Contracts	Premiums Received
Outstanding at June 30, 2007	––	$––
Options written	179,190	67,829,830
Options terminated in closing purchase transactions	(137,248)	(57,173,737)
Options exercised	(6,530)	(3,541,249)
Options expired	(20,443)	(4,839,809)

Outstanding at June 30, 2008	14,969	$2,275,035

NOTE 7 - Futures

Each Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments. The risks of futures contracts include the possibility there may be an illiquid secondary market, that a change in the value of the contract may not correlate with the changes in the value of the underlying securities, and/or the possible inability of the counterparty to fulfill its obligations under the agreement.

NOTE 8 - Affiliated Company Transactions

A summary of the transactions for affiliated companies during the fiscal year ended June 30, 2008:

	6-30-07 Share Balance	Purchase Cost	Sales Cost	Realized Gain/ (Loss)	Distribu- tions Received	6-30-08 Share Balance	6-30-08 Market Value

Waddell & Reed Advisors Science and Technology Fund
ACI Worldwide, Inc.	1,644,300	$44,138,732	$ ––	$ ––	$ ––	3,773,400	$ 66,411,840
Animal Health International, Inc.	2,108,800	5,044,597	––	––	––	2,588,000	16,200,880
Aspen Technology, Inc.	5,773,200	20,727,895	––	––	––	7,531,550	100,546,193
Cree, Inc.	2,253,800	62,556,445	––	––	––	4,794,000	109,231,290
ESCO Technologies Inc.	1,792,200	15,986,912	––	––	––	2,161,100	101,398,812
HMS Holdings Corp.	1,326,300	7,957,540	––	––	––	1,661,900	35,714,231
Power-One, Inc.	6,151,800	––	––	––	––	6,151,800	11,719,179
Synaptics Incorporated	1,188,100	––	28,873,648	34,577,691	––	––	––
TranS1 Inc.	––	21,080,709	––	––	––	1,089,400	16,433,599
Ultralife Corporation	––	17,509,646	––	––	––	1,284,400	13,749,502

NOTE 9 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund, and Waddell & Reed Advisors Science and Technology Fund, three of the funds constituting Waddell & Reed Advisors Funds, Inc. (the "Corporation"), as of June 30, 2008, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund, and Waddell & Reed Advisors Science and Technology Fund of Waddell & Reed Advisors Funds, Inc. as of June 30, 2008, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 15, 2008

Income Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in 2009.

The Funds designated the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ending June 30, 2008:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals

Accumulative Fund	$5,078,692	$5,078,692
Core Investment Fund	62,142,216	64,372,593
Science and Technology Fund	6,442,716	8,614,249

The Funds designated the following amounts as distributions of long-term capital gains: Core Investment Fund, $406,475,930, and Science and Technology Fund, $432,104,367. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Directors of Waddell & Reed
Advisors Funds, Inc.

Each of the individuals listed below serves as a director for the Corporation, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc.* (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc.* The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (17 portfolios) and Ivy Funds, Inc. (12 portfolios).

Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Corporation's Board and of the board of directors of the other funds in the Advisors Fund Complex. Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Corporation includes additional information about the Corporation's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

*Changed to Ivy Funds Variable Insurance Portfolios, Inc. effective July 31, 2008.

Disinterested Directors

Name, address and year of birth	Position(s) held with the Corporation and Fund complex	Principal occupation during past 5 years	Other directorships held

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Corporation Director since 2007 Director in Fund Complex since 2003
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)
Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Corporation Director since 1997 Director in Fund Complex since 1997	Professor of Law, Washburn School of Law (1988 to present)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Corporation Director since 1997 Director in Fund Complex since 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Advisory Director, UMB Northland Board (financial services); Past President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Corporation Director since 1998 Director in Fund Complex since 1998 Corporation Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (arts trust) (until 2006); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Corporation Director since 1998 Director in Fund Complex since 1998
President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma School of Law (1997 to 2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Corporation Director since 1988 Director in Fund Complex since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for past 5 years); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (financial services)

Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Corporation Director since 2008 Director in Fund Complex since 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Corporation Director since 1971 Director in Fund Complex since 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Corporation Director since 1996 Director in Fund Complex since 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust; Director, American Red Cross (social services); Director, Rockhurst University (education); Director, CarEntrust, Inc. (health care technology)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Corporation Director since 1995 Director in Fund Complex since 1995
Chancellor Emeritus, University of Missouri at Kansas City (1999-present); Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material.

Name, address and year of birth	Position(s) held with the Corporation and Fund complex	Principal occupation during past 5 years	Other directorships held

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Corporation Director since 2007 Director in Fund Complex since 2007
Chief Investment Officer (CIO) of WDR, WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR; Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)
Director of WDR, WRIMCO and IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Corporation Director since 1998 Director in Fund Complex since 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Corporation President since 2001 Corporation Director since 1998 Director in Fund Complex since 1998
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex
Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Corporation's officers are:

Name, address and year of birth	Position(s) held with the Corporation	Principal occupation during past 5 years	Other directorships held

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Corporation Vice President since 2006 Corporation Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)
None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Corporation Vice President since 2006 Corporation Treasurer since 2006 Corporation Principal Accounting Officer since 2006 Corporation Principal Financial Officer since 2007
Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003)
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Corporation Vice President since 2000 Corporation Assistant Secretary since 2006 Corporation Associate General Counsel since 2000
Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Corporation Vice President since 2006 Corporation Chief Compliance Officer since 2004
Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Corporation Vice President since 2000 Corporation General Counsel since 2000 Corporation Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1022A (6-08)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2008, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2007	$75,200
		2008	38,390

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2007	$7,900
		2008	7,500

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2007	$8,400
		2008	7,200

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2007	$6,810
		2008	6,130

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

		The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit

		The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$23,110 and $20,830 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $122,800 and $132,631 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds, Inc.
(Registrant)

By /s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 5, 2008

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 5, 2008